Exhibit 99.1

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Hometap Investment Partners III, L.P.”). In connection with the securitization identified as (“HTAP 2024-HEI1a2”) (the “Securitization”), the due diligence review included a total of 335 originated Home Equity Investments (HEI) in the final population and the title lien review included the same 335 HEIs in the final population. The Review was conducted September 2024 to October 2024.

Sample size of assets reviewed

The due diligence review consisted of a 25.04% random sample initial population of 360 HEIs reviewed out of the initial population of 1438 HEIs. The final sampled population was 335 HEIs with an aggregate HEI Investment Amount of $33,661,007.00. The title lien review consisted of the same 25.04% sample population and the final title lien review population consisted of the same 335 HEIs.

Determination of sample size and computation

The sample population size was determined by MaxDiligence’s client and MaxDiligence then selected a random sample of HEIs for review. The Review was conducted with the sample size criteria consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. MaxDiligence does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed HEIs within the overall securitization population.

Scope of Review

Credit Review

MaxDiligence performed an Underwriting Guideline and Underwriting Document Review to verify compliance with guidelines in effect at the time of HEI origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEIs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Underwriting Guideline Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Amount
b)	Investment Size >= Minimum Investment Amount
c)	Hometap Up Share
d)	Hometap Down Share
e)	Term Length
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Beginning Home Value Present
i)	Property Condition
j)	Total Debt on Home
k)	CLTV
l)	Credit Score (if applicable)
m)	Lien Position
n)	Foreclosures
o)	Bankruptcies
p)	Identity
q)	Home Insurance Policy
r)	Judgements

The Underwriting Document Review attempted to confirm the following:

1.	Credit Documents

Maxwell reviewed the HEI file to confirm that the documents below, to the extent applicable to the HEI, are included in the HEI file and complete:

a)	Application
b)	Underwriting summary
c)	Lender Approval (evidence may reside in email or system notes)
d)	Credit report, if applicable
e)	Home Insurance Policy
f)	Title Report
g)	Property Valuation present with property valuation tools provided in the file

2. Closing Documents

MaxDiligence reviewed the contract files to verify whether all contract approval conditions, origination requirements and disclosures required by the underwriter were satisfied and the information contained in the closing documents, including the application, senior mortgage statements (if applicable), credit report (if applicable) and settlement statement (referred to as the “Investment Disclosure” in the HEI file), is consistent with the underwriting decision and final terms of such HEI. For avoidance of doubt, the following files will be reviewed to confirm their existence and consistency with the data tape provided:

a)	Application
b)	Senior Mortgage Statements
c)	Credit Report (if applicable)
d)	Identification
e)	Option Purchase Agreement
f)	Trust Documents (as applicable)
g)	Proof of Rental Income (as applicable)

Valuation Review

MaxDiligence reviewed the valuation products provided to ensure the valuation meet the Client guidelines, and performed a “Valuation Review,” which included the following:

1.	For value at origination:
a)	Confirm subject property address
b)	Validate Beginning Home Value match between the valuation product used at origination (Appraisal / AVM) and the data tape provided, note any exceptions.
2.	For current value:
a)	Where an AVM was used for Current Home Value, confirm subject property address, current Home Value, AVM 1 Confidence Score, and AVM 2 Confidence Score match between the AVM file and the updated data tape provided, note any exceptions.
b)	Where HPI was used for Current Home Value, confirm that subject property address and Current Home Value match between the HPI file and the data tape provided, note any exceptions.

Compliance Review

Not Applicable

Title Lien Review

MaxDiligence ordered a post-closing title owner’s and encumbrance report for the total population, and the following review was performed:

1.	Review Title Commitment/Policy/Search/O&E/Tax
a)	Validate Correct Vesting
b)	Validate Lien Position – Verified lien position from post-closing title owner’s and encumbrance report against the tape data; any variations were reviewed against the Lien Details information within the report.
c)	Validate Legal Description
d)	Verify no Encumbrances
e)	Verify no Tax Liens
f)	Verify no Delinquent Taxes that impair lien position
g)	Verify no Cloud on Title caused by senior liens
h)	Cite junior liens including HOA, municipal, state or federal liens which are not considered clouds on title when junior to the HEI

Data Discrepancy

As part of the Credit and Valuation Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Borrower 1 First Name	8	335	2.39%
Borrower 1 Last Name	6	335	1.79%
Borrower1 Age at Application	1	335	0.30%
Closing Settlement Date	1	335	0.30%
CLTV	4	335	1.19%
LTV	3	335	0.90%
Maturity Date	1	335	0.30%
Original Appraised Value	1	335	0.30%
Property Type	49	335	14.63%
Total Other Liens	5	335	1.49%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the HEIs received a grade “A”.

Final HEI Grades

Overall HEI Results:
Event Grade	HEI Count	Percent of HEIs
A	335	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	335	100.00%

Credit Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	335	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	335	100.00%

Property Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	335	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	335	100.00%

Compliance Grade Summary
Event Grade	HEI Count	Percent of HEIs
A	335	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	335	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEI may have carried more than one exception. In such cases, the exception with the lowest grade would drive the HEI grade for that particular area of the review. The overall HEI grade is the lowest grade for any one particular review scope (ex. a HEI with a Credit Grade of “A”, and a Property Grade of “A” would receive an overall HEI Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Credit Documentation - Mortgage History	3
		Credit Profile - Mortgage Payment History	1
		Final Settlement Statement Missing.	9
		Fraud Report Shows Uncleared Alerts	1
		Hazard Insurance Policy is Missing	1
		Liabilities - REO	2
		Missing credit report	1
		Missing Fraud Product	24
		Missing Latest/Final Application Document	1
		Missing Loan Term Sheet	2
		No Credit Findings	286
		OFAC Check Not Completed and/or Cleared	1
		Title - Insufficient Insurance Coverage	5
		Verification Documentation - VOM Missing/Incomplete	1
		Total Credit Grade (A) Exceptions	338
Property	A	Missing Doc - Documentation Missing	1
		No Property Findings	330
		Total Property Grade (A) Exceptions	331
Compliance	A	No Compliance Findings	1
		No Compliance Tests performed HEI/HEA review	334
		Other Compliance Finding	1
		Total Compliance Grade (A) Exceptions	336

Event Grade Definitions:

Final HEI Grade
A	HEI meets Client Guidelines
B	The HEI substantially meets published Client Underwriting Guidelines, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets Client Guidelines.
C	The HEI does not meet the Client Guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet Client Guidelines.
D	HEI is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEI meets the Client Guidelines without any exceptions.
B	The HEI substantially meets the Client Guidelines but reasonable compensating factors were considered and documented for exceeding Client Guidelines.
C	The HEI does not substantially meet the Client Guidelines. There are not sufficient compensating factors that justify exceeding the Client Guidelines.
D	There was not sufficient documentation to perform a review or the HEI file was not furnished.

Valuation Event Grades
A	The valuation methodology meets Client guidelines. Subject property address and Beginning Home Value on the data tape match the valuation product used at origination. Subject property address, Current Home Value and any relevant AVM confidence scores on the data tape match the supplemental valuation data file.
B	The valuation methodology substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for exceeding Client Guidelines. Subject property address and Beginning Home Value on the data tape do not match the valuation product used at origination. Subject property address, Current Home Value and any relevant AVM confidence scores on the data tape do not match the supplemental valuation data file.
C	The valuation methodology did not meet the Client Guidelines and there were not sufficient compensating factors for exceeding Client Guidelines. Subject property address and Beginning Home Value on the data tape do not match the valuation product used at origination. Subject property address, Current Home Value and any relevant AVM confidence scores on the data tape do not match the supplemental valuation data file.
D	There was not sufficient documentation to perform a review, or the required valuation products were not furnished.

Compliance Event Grades
A	The legal documents accurately reflect the agreed upon HEI terms and are executed by all applicable parties.
B	The legal documents contain variances but materially accurately reflect the agreed upon HEI terms and are executed by all applicable parties. Client review required.
C	The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEI terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.